EQ ADVISORS TRUSTSM

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

SUPPLEMENT DATED AUGUST 7, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012 of the EQ/Global Multi-Sector Equity Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the resignation of a portfolio manager and the appointment of additional portfolio managers to the Portfolio.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012, July 5, 2012, July 19, 2012, July 20, 2012, July 31, 2012, August 2, 2012 and August 7, 2012; and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012, July 19, 2012 and August 7, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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The following information replaces in its entirety the information in the table in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser: Morgan Stanley Investment Management Inc.” hereby is deleted and replaced with the following information regarding Munib Madni and Samuel Rhee.

Name	Title	Date Began Managing the Portfolio

Ruchir Sharma	Managing Director of Morgan Stanley Investment Management Inc. (“MSIM Inc”)	August 2001

Paul Psaila	Managing Director of MSIM Inc.	November 2005

Eric Carlson	Managing Director of MSIM Inc.	August 1997

Ana Cristina Piedrahita	Executive Director of MSIM Inc.	October 2006

Munib Madni	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc. (“MSIM Company”)	May 2012

Samuel Rhee	Executive Director of MSIM Company	May 2012

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